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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                        --------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                        --------------------------------

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


New York                                                            13-4994650
(State of incorporation                                       (I.R.S. employer
if not a national bank)                                    identification No.)

270 Park Avenue
New York, New York                                                       10017
(Address of principal executive offices)                            (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                        --------------------------------
                         THE PEPSI BOTTLING GROUP, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                             13-403865
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                             identification No.)

One Pepsi Way
Somers, New York                                                         10589
(Address of principal executive offices)                            (Zip Code)


                        --------------------------------
                          7% Series B Senior Notes 2029
                       (Title of the indenture securities)

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                                     GENERAL

Item 1.General Information.

Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York
         12110.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2. Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      5. Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8. Not applicable.

      9. Not applicable.


                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 2nd day of June, 1999.

                                   THE CHASE MANHATTAN BANK


                                    By
                                       ----------------------------------
                                       James P. Freeman
                                       Vice President

Item 16.List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      5.  Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 2nd day of June, 1999

                                    THE CHASE MANHATTAN BANK


                                    By /s/James P. Freeman
                                       ----------------------------------
                                       James P. Freeman
                                       Vice President

                             Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                 at the close of business December 31, 1998, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                   Dollar
                                                                                   Amounts
                                     ASSETS                                      in Millions
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...........................    $13,915
   Interest-bearing balances....................................................      7,805
Securities:
Held to maturity securities.....................................................      1,429
Available for sale securities...................................................     56,327
Federal funds sold and securities purchased under agreements to resell
Loans and lease financing receivables:
   Loans and leases, net of unearned income                     $131,095
   Less: Allowance for loan and lease losses                       2,711
   Less: Allocated transfer risk reserve...................            0
                                                                 -------
   Loans and leases, net of unearned income, allowance, and reserve.............    128,384
Trading Assets..................................................................     48,949
Premises and fixed assets (including capitalized leases)........................      3,095
Other real estate owned.........................................................        239
Investments in unconsolidated subsidiaries and associated
   companies....................................................................        188
Customers' liability to this bank on acceptances outstanding....................      1,209
Intangible assets...............................................................      2,081
Other assets....................................................................     11,352
                                                                                    -------
TOTAL ASSETS....................................................................   $296,717
                                                                                    =======
                                         LIABILITIES
Deposits
In domestic offices.............................................................   $105,879
Noninterest-bearing..............................................$39,175


Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...........................   $ 13,915
   Interest-bearing balances....................................................      7,805
Securities:
Held to maturity securities.....................................................      1,429
Available for sale securities...................................................     56,327
Federal funds sold and securities purchased under agreements to resell
Loans and lease financing receivables:
   Loans and leases, ent of unearned income                     $131,095
   Less: Allowance for loan and lease losses                       2,711
   Less: Allocated transfer risk reserve.........................      0
                                                                 -------
   Loans and Leases, net of unearned income, allownace, and reserve.............    128,384
Trading Assets..................................................................     48,949
Premises and fixed assets (including capitalized leases)........................      3,095
Other real estate owned.........................................................        239
Investments in unconsolidated subsidiaries and associated companies.............        188
Customers' liability to this bank on acceptances outstanding....................      1,209
Intangible assets...............................................................      2,081
Other assets....................................................................     11,352
                                                                                    -------
Interest-bearing................................................. 66,704
                                                                 -------
In foreign offices, Edge and Agreement, subsidiaries and IBF's                       79,294
Noninterest-bearing..............................................$ 4,082
Interest-bearing..................................................75,212
Federal funds purchased and securities sold under agreements to
repurchase......................................................................     32,546
Demand notes issued to the U.S. Treasury........................................        629
Trading liabilities.............................................................     36,807
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
With a remaining maturity of one year or less...................................      4,478
With a remaining maturity of more than one year through three years.............        213
With a remaining maturity of more than three years..............................        115
Bank's liability on acceptances executed and outstanding .......................      1,209
Subordinated notes and debentures...............................................      5,408
Other liabilities...............................................................     10,855

TOTAL LIABILITIES                                                                   277,433


                                   EQUITY CAPITAL
Perpetual preferred stock and related surplus...................................          0
Common stock....................................................................      1,211
Surplus (exclude all surplus related to preferred stock)........................     11,016
Undivided profits and capital reserves..........................................      6,762
Net unrealized holding gains (losses) on available-for-sale securities..........        279


Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin...........................   $ 13,915
   Interest-bearing balances....................................................      7,805
Securities:
Held to maturity securities.....................................................      1,429
Available for sale securities...................................................     56,327
Federal funds sold and securities purchased under agreements to resell
Loans and lease financing receivables:
   Loans and leases, net of unearned income                     $131,095
   Less: Allowance for loan and lease losses                       2,711
   Less: Allocated transfer risk reserve.........................      0
                                                                 -------
   Loans and leases, net of unearned income, alloance, and reserve..............    128,384
Trading Assets..................................................................     48,949
Premises and fixed assets (including capitalized leases)........................      3,095
Other real estate owned.........................................................        239
Investments in unconsolidated subsidiaries and associated companies.............        188
Customers' liability to this bank on acceptances outstanding....................      1,209
Intangible assets...............................................................      2,081
Other assets....................................................................     11,352
                                                                                    -------
Cumulative foreign currency translation adjustments.............................         16
TOTAL EQUITY CAPITAL............................................................     19,284

TOTAL LIABILITIES AND EQUITY CAPITAL............................................   $296,717



I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                     JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                                     WALTER V. SHIPLEY       )
                                     THOMAS G. LABRECQUE     )DIRECTORS
                                     WILLIAM B. HARRISON, JR.)